UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2012

CSP Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts (State or Other Jurisdiction of Incorporation)	000-10843 (Commission File Number)	04-2441294 (IRS Employer Identification Number)
43 Manning Road Billerica, Massachusetts 01821 (Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (978) 663-7598
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The Board of Directors approved a mandatory retirement policy for our Directors. Directors must submit their resignation effective on the day before the annual meeting following their 75th birthday.

2

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP Inc.

By:  __ /s/ Gary W. Levine

Name:   Gary W. Levine

Title:     Secretary

Dated: February 28, 2012